UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 10, 2009

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-33704 (Commission File Number)	20-8521842 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX (Address of principal executive offices)	75201 (Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On February 10, 2009 Hicks Acquisition Company I, Inc. (the “Company”) received a deficiency letter from NYSE Alternext US LLC (the “Exchange”) indicating that the Company was not in compliance with the annual stockholder meeting requirements of Section 704 of the NYSE Alternext US Company Guide (the “Company Guide”), because the Company did not hold an annual stockholders meeting during the year ended December 31, 2008. The Company has been afforded the opportunity to submit a plan to the Exchange by March 10, 2009, which the Company contemplates doing, advising the Exchange of actions taken, or to be taken, to bring the Company into compliance with Section 704 of the Company Guide (the “Plan”) by August 11, 2009.
The Company intends to submit a Plan but if the Plan is not accepted by the Exchange, the Company may be subject to delisting procedures. The Exchange will evaluate the Plan and make a determination as to whether the Company has made a reasonable demonstration in the Plan of an ability to regain compliance with the continued listing standings by August 11, 2009 (the “Plan Period”). If the Plan is accepted, the Company should be able to continue its listing during the Plan Period up to August 11, 2009. However, if the Company does not make progress consistent with the Plan during the Plan Period or is not in compliance with the listing standards at the conclusion of the Plan Period, the Exchange staff may initiate delisting procedures as appropriate.
The Company intends to explain in the Plan it submits that, pursuant to the Company’s amended and restated certificate of incorporation, the Company must acquire, or acquire control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets by September 28, 2009 pursuant a transaction approved by its stockholders, or the Company will dissolve and liquidate. As a result, the Company must hold a stockholder meeting prior to September 28, 2009 at which such a transaction is approved, or the Company will liquidate. Accordingly, in its Plan the Company contemplates asking the Exchange to defer the required August 11, 2009 stockholder meeting until September 28, 2009. However, the Company cannot guarantee that the Exchange will accept the Company’s proposal to delay the required stockholder meeting dated until September 28, 2009. In the event the Exchange does not grant the requested delayed date, the Company may be required to hold a stockholder meeting by August 11, 2009.
The Company issued a press release on February 17, 2009 announcing receipt of the Exchange’s letter in accordance with Section 1009 of the Company Guide. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Information Concerning Forward-Looking Statements
This Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “contemplates,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Report. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release, dated February 17, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: February 17, 2009

Hicks Acquisition Company I, Inc.
By:	/s/ Joseph B. Armes
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release, dated February 17, 2009.